SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 1, 1998

                           GOLF TRAINING SYSTEMS, INC.
                (Name of registrant as specified in its charter)



         Delaware                   0-25332                        58-1963120
(State or other jurisdiction  Commission file number           (I.R.S. Employer
incorporation or organization)                               Identification No.)

3400 Corporate Way, Suite G
Duluth, Georgia                                                       30136
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (770) 623-6400









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Item 5.   Other Events.

         Daniel A. Gordon resigned as Chief Executive Officer on August 1, 1998. There were no disagreements on any matter. Wayne C. McDonald, Chairman, will serve as Chief Executive Officer.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized on July 13, 1998.

                          GOLF TRAINING SYSTEMS. INC..


                             By:/s/ Wayne C. McDonald
                                Wayne C. McDonald,
                               Chief Executive Officer